Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Diamond Discoveries International Corp. (the “Company”) for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward C. Williams, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August __, 2007

	By:	/s/ Edward C. Williams
Name: Edward C. Williams
Title: Chief Executive Officer and Principal Accounting Officer